UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2009

FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-29649	91-122863
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

615 Discovery Street
Victoria, British Columbia V8T 5G4
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (250) 477-9969

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 2nd 2009, the board of Directors of Flexible Solutions International Inc. approved the following changes to warrants issued in April and June 2005 in connection with capital raises:
  For 954,000 warrants issued in April 2005, the exercise price was lowered to $4.00 from $4.50 per share and the expiration date was extended to July 31st 2009.
  For 87,400 warrants issued in June 2005, the exercise price was lowered to $4.00 from $4.50 per share and the expiration date was extended to July 31st 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

Date: February 6, 2009	By:	/s/ DANIEL B. O'BRIEN
Daniel B. O’Brien
President and Chief Executive Officer